Exhibit 21

All entities were formed in Delaware, unless otherwise noted, and all entities do business under the name listed.

ENTITIES

Broomfield South MI Senior Living Owner, LLC

Broomfield CO Senior Living Owner, LLC

Canoga Park Assisted Living, L.L.C.

CC3 Acquisition TRS Corp.

CC3 Acquisition, LLC

CC3 Facility Owner GP, LLC

CC3 Facility Owner Holding, LLC

CC3 Mezz A, LLC

CC3 Mezz B, LLC

CC3 Mezz C, LLC

CC3 Mezz D, LLC

CC3 Mezz E, LLC

CLP Amusement I, LLC

CLP Amusement II, LLC

CLP Amusement III TRS Corp.

CLP Amusement III, LLC

CLP Amusement IV, LLC

CLP Amusement IV TRS Corp.

CLP Amusement V, LLC

CLP Amusement Holding, LLC

CLP Anacapa Marina, LLC

CLP Bakersfield FEC, LLC

CLP Ballena Marina, LLC

CLP Bear Creek Golf, LLC

CLP Beaver Creek Marina TRS Corp.

CLP Beaver Creek Marina, LLC

CLP Beneficiary Blue Corp.

CLP Beneficiary Whistler Corp.

CLP Bohemia Vista Marina, LLC

CLP Brady Mountain Marina, LLC

CLP Brady Mountain Marina TRS Corp.

CLP Branson MO Owner, LLC

CLP Bretton Woods, LLC

CLP Bretton Woods TRS Corp.

CLP Brighton TRS Corp.

CLP Brighton, LLC

CLP Broad Bay Golf, LLC

CLP Burnside Marina, LLC

CLP Burnside Marina TRS Corp.

CLP BW Development TRS Corp.

CLP BW Recreation and Development, LLC

CLP Cabrillo Marina, LLC

CLP Canada Nominee, Inc.

CLP Canyon Springs Golf, LLC

CLP Charlotte FEC, LLC

CLP Chesterfield MO Owner, LLC

CLP CG TRS Corp.

CLP Cinco Ranch Golf, LLC

CLP Clear Creek Golf, LLC

CLP Colony GP, LLC

CLP Colony Holding, LLC

CLP Colony, LP

CLP Copper GP, LLC

CLP Copper, LP

CLP Crested Butte, LLC

CLP Crested Butte TRS Corp.

CLP Crystal Point Marina, LLC

CLP Cypress Beneficiary Corp.

CLP Cypress Manager Corp.

CLP Dallas Market Center GP, LLC

CLP Dallas Market Center, L.P.

CLP Darien Lake TRS Corp.

CLP Darien Lake, LLC

CLP DMC GP, LLC

CLP DMC, LP

CLP Eagle Cove Marina, LLC

CLP Eagle Cove Marina TRS Corp.

CLP Meadowlark Golf, LLC

CLP Elitch Gardens TRS Corp.

CLP Elitch Gardens, LLC

CLP Enchanted Village TRS Corp.

CLP Enchanted Village, LLC

CLP Fossil Creek Golf, LLC

CLP Fox Meadow Golf, LLC

CLP Frontier City TRS Corp.

CLP Frontier City, LLC

CLP Garland GP, LLC

CLP Garland Holding, LLC

CLP Garland, LP

CLP Gatlinburg GP Corp.

CLP Gatlinburg Partnership, LP

CLP Golf Group, Inc.

CLP Golf I, LLC

CLP Golf II, LLC

CLP Golf III, LLC

CLP Golf IV, LLC

CLP Golf SPE, LLC

CLP Golf V, LLC

CLP Golf VI, LLC

CLP GP Corp.

CLP Granby, LLC

CLP Grand Victorian Tenant TRS Corp.

CLP Great Lakes Marina, LLC

CLP GW Corp.

CLP GW GP, LLC

CLP GW Partnership, LLLP

CLP GW Sandusky GP, LLC

CLP GW Sandusky Tenant, LP

CLP GW Sandusky, LP

CLP GW Tenant GP, LLC

CLP GW WI-DEL GP, LLC

CLP GW WI-DEL Tenant, LP

CLP GW WI-DEL, LP

CLP Hacks Point Marina, LLC

CLP Hawaiian Waters, LLC

CLP Hawaiian Waters TRS Corp

CLP Holding, Inc.

CLP Holly Creek Marina, LLC

CLP Holly Creek Marina TRS Corp.

CLP Jiminy Peak, LLC

CLP Jiminy Peak TRS Corp.

CLP Jonesboro AR Owner, LLC

CLP Knoxville FEC, LLC

CLP Las Vegas Golf, LLC

CLP Lake Park Golf, LLC

CLP Lakefront Marina, LLC

CLP Lakeridge Golf, LLC

CLP Leasehold Golf, LLC

CLP Legacy, LLC

CLP Legacy TRS Corp.

CLP Lending I, LLC

CLP Loon Mountain TRS Corp.

CLP Loon Mountain, LLC

CLP LP Partners Corp.

CLP Magic Spring TRS Corp.

CLP Magic Spring, LLC

CLP Mammoth GP, LLC

CLP Mammoth, LP

CLP Manasquan Marina, LLC

CLP Mansfield Golf, LLC

CLP Marina III, LLC

CLP Marina IV, LLC

CLP Marina Holding, LLC

CLP Marina I, LLC

CLP Marina II, LLC

CLP Marina TRS Corp.

CLP Mesa Del Sol, LLC

CLP Mideast Golf, LLC

CLP Midwest Golf, LLC

CNL Income Mizner Court, LLC

CLP Mount Sunapee, LLC

CLP Mount Sunapee TRS Corp.

CLP Mountain High, LLC

CLP Mountain High TRS Corp.

CLP Myrtle Waves, LLC

CLP Myrtle Waves TRS Corp.

CLP North Golf, LLC

CLP North Houston FEC, LLC

CLP Northstar Commercial, LLC

CLP Northstar, LLC

CLP Northstar TRS Corp.

CLP Northstar TRS Parent, Inc.

CLP Okemo Mountain, LLC

CLP Okemo Mountain TRS Corp.

CLP Pacific Park TRS Corp.

CLP Pacific Park, LLC

CLP Painted Hills Golf, LLC

CLP Palmetto Golf, LLC

CLP Partners, LP

CLP Pekin IL owner, LLC

CLP Pier 121 Marina, LLC

CLP Plantation Golf, LLC

CLP Richland Hills FEC, LLC

CLP Royal Meadows Golf, LLC

CLP Sandestin GP, LLC

CLP Sandestin, LP

CLP Sandusky Marina, LLC

CLP Senior Holding, LLC

CLP SHC Tenant TRS Corp.

CLP Sierra TRS Corp.

CLP Sierra, LLC

CLP Signature of Solon Golf, LLC

CLP Ski Holding, LLC

CLP Ski I, LLC

CLP Ski II, LLC

CLP Ski III, LLC

CLP Ski IV, LLC

CLP Ski V, LLC

CLP Ski VI, LLC

CLP Ski VII, LLC

CLP Ski VIII, LLC

CLP Ski Lift TRS Corp.

CLP Ski TRS Corp.

CLP SL II Holding, LLC

CLP SL II TRS, LLC

CLP SL III Holding, LLC

CLP SL III TRS Corp.

CLP Snoqualmie TRS Corp.

CLP Snoqualmie, LLC

CLP Snowshoe GP, LLC

CLP Snowshoe, LP

CLP South Houston FEC, LLC

CLP South Mountain Golf, LLC

CLP Southwest Golf, LLC

CLP Splashtown TRS Corp.

CLP Splashtown, LLC

CLP Springdale AR Owner, LLC

CLP Springfield MO Owner, LLC

CLP SR II, LLC

CLP Sterling IL Owner, LLC

CLP Stevens Pass TRS Corp.

CLP Stevens Pass, LLC

CLP Stratton GP, LLC

CLP Stratton, LP

CLP Sugarloaf, LLC

CLP Sugarloaf TRS Corp.

CLP Sunday River, LLC

CLP Sunday River TRS Corp.

CLP Tampa FEC, LLC

CLP TCV Owner, LLC

CLP TCV TRS Corp.

CLP Tempe FEC, LLC

CLP Traditional Golf I, LLC

CLP TRS Lending Corp.

CLP Tucson FEC, LLC

CLP Valencia Golf, LLC

CLP Ventura Marina, LLC

CLP Waterworld TRS Corp.

CLP Waterworld, LLC

CLP Weston Hills Golf, LLC

CLP Weymouth Golf, LLC

CLP White Water Bay TRS Corp.

CLP White Water Bay, LLC

CLP Lakefront Marina TRS Corp.

CLP Pier 121 MarinaTRS Corp.

CLP Retail Beneficiary, LP

CLP Retail Manager Holding Corp.

CLP Sandusky Marina TRS Corp.

CLP Village Retail GP, LLC

CLP Village Retail Partnership, LP

CLP Washington IL Owner, LLC

CLP West Golf, LLC

CLPSun III Dresher Senior Living, LP

CLPSun III Golden Vlley Senior Living, LLC

CLPSun III GP, LLC

CLPSun III Lenexa Senior Living, LLC

CLPSun III Minnetonka Senior Living, LLC

CLPSun III Palo Alto Senior Living, LP

CLPSun III Plano Senior Living, LP

CLPSun III Shelby Senior Living, LLC

CLPSun III Tenant Acquisition, LLC

CLPSun III Tenant GP, LLC

CLPSun III Tenant, LP

CLPSun III Partners III, LLC

CLPSun Partners II, LLC

CLPSun Two Broomfield CO Senior Living, LLC

CLPSun Two McCandless PA Senior Living, LP

CLPSun Two Pool One GP, LLC

CLPSun Two Pool One, LLC

CLPSun Two Simi Valley CA Senior Living, LP

CNL Beneficiary Blue TRS Corp.

CNL Beneficiary Blue, LLC

CNL Beneficiary Whistler TRS Corp.

CNL Beneficiary Whistler, LLC

CNL Cypress SPE Trust

CNL Cypress Upper Holding Trust

CNL Income FEC Raleigh, LLC

CNL Income FEC Lubbock, LLC

CNL Income Canada Lessee Corp. (formed in British Columbia)

CNL Income Talega, LLC

CNL Personal Property TRS ULC (formed in Nova Scotia)

CNL Retail SPE Trust

CNL Retail Upper Holding Trust

CNL Retail SPE Option Trust

CNL Retail Blue Option Trust

CNL Retail Manager Corp.

Cypress Jersey Trust (formed in Isle of Jersey)

East Meadow A.L., LLC

Grapevine Golf Club, L.P.

Grapevine Golf, L. L.C.

IFDC Property Company, Ltd. (formed in Texas)

IFDC-GP, LLC (formed in Texas)

IFDC H20, LLC (formed in Texas)

Johns Creek GA Senior Living Owner, LLC

Master CLPSun III GP, LLC

Master CLPSun III, LP

McCandless PA Senior Living Owner, LLC

Senior Living Mezz B, LLC

Senior Living Mezz C, LLC

Senior Living Mezz D, LLC

Senior Living Mezz E, LLC

Simi Valley CA Senior Living Owner, LLC

Sunrise Basking Ridge Assisted Living, L.L.C.

Sunrise Belmont Assisted Living, LLC

Sunrise Bloomfield south MI Senior Living, LLC

Sunrise Chesterfield Assisted Living, LLC

Sunrise Flossmoor Assisted Living, LLC

Sunrise Gahanna Assisted Living, LLC

Sunrise Johns Creek GA Senior Living, LLC

Sunrise Kennebunk ME Senior Living, LLC

Sunrise Marlboro Assisted Living, LLC

Sunrise North Naperville Assisted Living, LLC

Sunrise Third (Pool I) GP, LLC

Sunrise Third (Pool I), LLC

Sunrise Third (Pool I), LP

Sunrise Third (Pool II), LLC

Sunrise Third (Pool III) GP, LLC

Sunrise Third (Pool III), LLC

Sunrise Third (Pool III), LP

Sunrise Third (Pool IV) GP, LLC

Sunrise Third (Pool IV), LLC

Sunrise Third (Pool IV), LP

Sunrise Third (Pool V), LLC

Sunrise Third Alta Loma SL, LP

Sunrise Third Claremont SL, LP

Sunrise Third Crystal Lake SL, LLC

Sunrise Third Dix Hills SL, LLC

Sunrise Third East Setauket SL, LLC

Sunrise Third Edgewater SL, LLC

Sunrise Third Gurnee SL, LLC

Sunrise Third Holbrook SL, LLC

Sunrise Third Lincroft SL, LLC

Sunrise Third Plainview SL, LLC

Sunrise Third Roseville SL, LLC

Sunrise Third Schaumburg SL, LLC

Sunrise Third Senior Living Holdings, LLC

Sunrise Third Tustin SL, LP

Sunrise Third University Park SL, LLC

Sunrise Third West Babylon SL, LLC

Sunrise Third West Bloomfield SL, LLC

Sunrise Village House, LLC

Sunrise Wake County NC Senior Living, LLC

Sunrise Weston Assisted Living, Limited Partnership

TCV Senior Living, LLC

US Canadian Property Alpha Blue Mountain Nominee Corp. (formed in British Columbia)

US Canadian Property Alpha Whistler Nominee Corp. (formed in British Columbia)

US Canadian Property Trust Alpha (formed in Isle of Jersey)

Wake County NC Senior Living Owner, LLC

White Oak Assisted Living Owner, L.L.C.

WTC-Trade Mart GP, LLC

WTC-Trade Mart, L.P.